Hartford Life Insurance Company ICMG Registered Variable Life Separate Account A

333-60515                   OmniSource®

Hartford Life and Annuity Insurance Company ICMG Registered Variable Life Separate Account One

033-63731                   OmniSource®

Supplement Dated July 3, 2013 to the

Annual Product Information Notice Dated May 1, 2013

Supplement Dated July 3, 2013 to your Annual Product Information Notice

MFS® High Income Investment Division

The Board of Trustees (“Board”) of the MFS® High Income Series approved the proposed reorganization of the MFS® High Income Series (“Target Fund”) into the MFS® High Yield Portfolio (“Acquiring Fund”). The proposed transaction is still subject to approval by the shareholders of the fund at a shareholders’ meeting expected to be held in August 2013.  No assurance can be given that the reorganization will occur, and you will receive an additional supplement detailing the status of this Investment Division if the reorganization does not occur.  If approved by the shareholders, the reorganization is scheduled to take place on August 16, 2013 (“Merger Date”); at which time assets of the Target Fund will be transferred into the Acquiring Fund, and shareholders of the Target Fund will receive shares of the Acquiring Fund.

As a result, if any of your Investment Value is currently invested in the MFS® High Income Investment Division, that Investment Value will automatically be transferred into the MFS® High Yield Investment Division on the Merger Date. In addition, if we do not receive alternate instructions from you, any premium we receive after the Merger Date that would have been allocated to the Target Fund will be allocated to the Acquiring Fund.

Unless you direct us otherwise, if you are enrolled in any Asset Rebalancing Program or other administrative program that includes transfers of Investment Value or allocation to the MFS® High Income Investment Division, your enrollment will automatically be updated to reflect the MFS® High Yield Investment Division.  In light of the proposed transaction, the MFS High Income Series will no longer be available for allocations at the close of business on August 14, 2013.

Upon the date of the merger, all references and information contained in the prospectus for your Certificate related to MFS® High Income Series are deleted.

MFS® High Yield Investment Division

Effective the date of this Supplement, the MFS® High Yield Investment Division is added.   This Investment Division will purchase shares of the MFS® High Yield Portfolio: Initial Class.

Refer to the attached underlying fund prospectus for information about the MFS® High Yield Portfolio’s fees, charges and investment objectives.

This supplement should be retained with the Annual Product Information Notice for future reference.